EQ ADVISORS TRUST

SUPPLEMENT DATED FEBRUARY 16, 2010 TO THE PROSPECTUS DATED MAY 1, 2009, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2009, as supplemented, of EQ Advisors Trust (“Trust”) regarding certain Portfolios of the Trust. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

Information Regarding

EQ/International Growth Portfolio

Effective January 2010, David Antonelli is primarily responsible for the day-to-day management of the Portfolio. References to Barry Dargan in the section “Who Manages the Portfolio” are deleted. The second paragraph in the section “Who Manages the Portfolio” is replaced with the following:

David Antonelli has been primarily responsible for the day-to-day management of the Portfolio since January 2010. Mr. Antonelli is Chief Investment Officer of non-U.S. and global equity investments. He has been employed in the investment area of MFS since 1991 and has had portfolio management responsibilities for more than five years.

Information Regarding

EQ/Lord Abbett Growth and Income Portfolio

Effective December 2009, Eli M. Salzmann and Lawrence D. Sachs have been jointly and primarily responsible for the day-to-day management of the Portfolio. The second paragraph in the section “Who Manages the Portfolio is replaced with the following:

The Portfolio is managed by experience portfolio managers responsible for the investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. The team is headed by Eli M. Salzmann, Partner and Director of Lord Abbett. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann, is Lawrence D. Sachs, Partner and Portfolio Manager of Lord Abbett. Mr. Sachs joined Lord Abbett in 2001 and has been a member of the team since that date. Messrs. Salzmann and Sachs are jointly and primarily responsible for the day-to-day management of the Portfolio.

Information Regarding

EQ/AXA Franklin Small Cap Value Core Portfolio

EQ/Equity Growth PLUS Portfolio

EQ/Franklin Core Balanced Portfolio

EQ/Global Multi-Sector Equity Portfolio

EQ/International Core PLUS Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/Mutual Large Cap Equity Portfolio

EQ/Templeton Global Equity Portfolio

Effective February 1, 2010, Steven M. Joenk and Alwi Chan are jointly and primarily responsible for managing the Portfolios’ equity exposure. The section “Who Manages the Portfolio” is revised to include the following information:

Steven M. Joenk is President of AXA FMG and has held this position since 2004. Mr. Joenk also has served as Trustee and Chairman of the Trust’s Board of Trustees since 2004 and as the Trust’s Chief Executive Officer and President since 2002.

Alwi Chan is a Vice President of AXA FMG and has held this position since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. he also has served as a Vice President of the Trust since 2007.